UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – March 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2012

Vanguard U.S. Value Fund

> Vanguard U.S. Value Fund returned 26.66% for the six months ended March 31, 2012.

> The fund slightly bested the return of its benchmark, the Russell 3000 Value Index, and the average return of peer funds.

> In a bullish environment, superior stock selections in the energy, information technology, and materials sectors were keys to the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	20
Trustees Approve Advisory Arrangement.	22
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the isks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose erformance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard U.S. Value Fund	26.66%
Russell 3000 Value Index	25.97
Multi-Cap Value Funds Average	25.92
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$9.20	$11.40	$0.218	$0.000

1

Chairman’s Letter

Dear Shareholder,

The first half of your fund’s fiscal year was similar to what happened a year earlier, as bullish sentiment took over in nearly all corners of the stock market. Making the most of this upbeat environment, Vanguard U.S. Value Fund returned 26.66%, slightly besting the return of its benchmark, the Russell 3000 Value Index, and the average return of peergroup funds.

The advisor’s successful stock selections, which outperformed in nearly all of the market’s sectors, were the result of its quantitative approach, which uses proprietary computer models to try to find the most attractive undervalued stocks while keeping the fund’s risk profile similar to that of the benchmark index.

A surge of optimism fueled
a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

2

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis,
sixmonth returns were subdued
The broad taxable bond market produced a modest sixmonth return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid sixmonth return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortestterm interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Stock selections in energy
and technology were highlights
Vanguard U.S. Value Fund delivered its best sixmonth return since mid2009, benefiting from the market’s overall strength and profitable stock selections in nearly every sector.

The fund’s energy holdings were standouts as oil companies benefited from rising petroleum prices. Information technology was also a notable outperformer, with

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

particularly good returns generated by companies profiting from rising demand for computer hardware.

The biggest margin of outperformance came from the advisor’s selections in the materials sector. Although the sector is a relatively small portion of the fund, it delivered a big boost as chemical, fertilizer, and paperrelated holdings climbed.

Another notable contributor was the consumer discretionary sector. Selected restaurants and department stores held by the fund performed well as consumers, gaining confidence about the economy, began to spend more.

Financials did well, but the sector
was the fund’s sole underperformer
The U.S. Value Fund’s largest sector, financial firms, performed better than the overall market, generating nearly a third of the fund’s advance. Banks, asset managers, and other financial service firms were viewed as having turned a corner in their recovery from the aftermath of the financial crisis.

However, the advisor’s selections lagged the overall sector’s performance, making financials the only area in which the fund was behind its market index. Eight of the other sectors in the portfolio outperformed the index, and the ninth—telecommunications—was in line with it.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
U.S. Value Fund	0.31%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Value Funds.

4

More information about the advisor’s management of the portfolio can be found in the Advisor’s Report that follows this letter.

Look to investing basics
when building a portfolio
Sector laggards turned into leaders over the last six months as the stock market resumed its ascent after enduring a second straight summer of volatility. But nobody can consistently predict which way the market is headed, or when the next dip or climb will arrive. And in fact, even forecasts of volatility are often proven wrong; many experts were surprised when the big swings we saw last year abated in recent months.

That’s why we at Vanguard advocate focusing on the long term. Recognizing that the market’s shortterm trends are inherently unpredictable, we believe the best way to invest is to create a diversified and balanced portfolio that includes a mix of stocks, bonds, and cash reserves tailored to your unique goals, time horizon, and risk tolerance.

Such a portfolio can help you to keep your footing when the markets are turbulent. A Vanguard research paper—Recent Stock Market Volatility: Extraordinary or “Ordinary”?—explains that investors with balanced, diversified portfolios have experienced lower levels of volatility than the headlines would suggest. (You can find the paper at vanguard.com/research.)

With its experienced advisors and low costs, the U.S. Value Fund can play a valuable supporting role in a diversified portfolio for investors who are comfortable holding a fund that focuses on the value segment of the stock market.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2012

5

Advisor’s Report

For the six months ended March 31, 2012, the U.S. Value Fund returned 26.66%, a bit more than the return of its benchmark index.

Value stocks, the focus of the fund, lagged their growthoriented counterparts by about 1.2 percentage points in aggregate. Within the Russell 3000 Value Index, the best returns came from the consumer discretionary, financial, and materials sectors, and the worst from utilities and telecommunication services, although all ten sector groups provided gains. These results mirror sector trends in the broader market, where more economically sensitive sectors generally outperformed the traditionally defensive ones.

Since the equity market started its current rally last fall, investors’ concerns regarding a potential doubledip recession, slowing growth in China, and Europe’s troubles appear to have eased. Their appetite for equities has been encouraged by U.S. economic data showing improvements in employment and housing along with continued strength in manufacturing activity. A look at the relative valuations of U.S. stocks and bonds, measured by comparing the earnings yields of stocks with the coupon yields of 10year U.S. Treasuries, indicates a level of attractiveness in the stock market that has not been observed since the early 1970s.

Market volatility, although it has dropped greatly from levels seen prior to the last six months, will likely remain with us as the nation’s budget and deficit problems remain unresolved, world economic growth is still uncertain, gas prices continue to worry many, and the outcome of the fall elections is still months away.

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Specifically, our approach evaluates these five components:

• Valuation, which measures the price we pay for earnings and cash flows.
• Growth, which focuses on the growth rate of earnings.
• Management decisions, an assessment of the actions taken by company management that signal its informed opinions of a firm’s future.
• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.
• Quality, which measures balancesheet strength and the sustainability of earnings.

For the fiscal halfyear, our stock selection models produced mixed results. Our managementdecisions, growth, and quality models were effective in distinguishing the outperformers from the underperformers. However, our marketsentiment and valuation indicators were not effective, and in fact detracted from our results.

Overall, the results of our selection approach were positive in eight of ten sectors, negative in one, and neutral in one. Stocks we chose within the materials, technology, and energy sectors added the most to our relative returns. In materials,

6

top contributors included International Paper, Eastman Chemical, and CF Industries; in technology, they were LSI, Western Digital, and Jabil Circuit; and in energy, they were Marathon Petroleum, Marathon Oil, and Valero Energy.

Selection results were disappointing in financials. Most of our underperformance in this group came from having belowbenchmark exposure to companies such as Bank of America, Goldman Sachs, and Prudential Financial.

Although we cannot predict how broad political or economic events will affect the markets, we remain confident that the stock market will have worthwhile returns for longterm investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan. We thank you for your investment and look forward to the second half of the fiscal year.

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 16, 2012

7

U.S. Value Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	175	1,993	3,716
Median Market Cap	$27.3B	$33.9B	$35.6B
Price/Earnings Ratio	13.6x	15.8x	17.1x
Price/Book Ratio	1.8x	1.5x	2.3x
Return on Equity	13.0%	12.1%	18.1%
Earnings Growth Rate	3.5%	0.9%	8.5%
Dividend Yield	2.4%	2.4%	1.9%
Foreign Holdings	0.7%	0.0%	0.0%
Turnover Rate
(Annualized)	58%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	2.15%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	8.8%	9.5%	12.0%
Consumer Staples	6.5	7.3	9.4
Energy	11.6	11.1	10.5
Financials	26.7	27.6	15.9
Health Care	12.3	11.8	11.5
Industrials	10.1	9.7	11.0
Information
Technology	9.8	9.2	19.8
Materials	3.4	2.8	4.0
Telecommunication
Services	4.4	4.1	2.5
Utilities	6.4	6.9	3.4

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.97
Beta	0.94	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
General Electric Co.	Industrial
	Conglomerates	3.2%
Chevron Corp.	Integrated Oil &
	Gas	3.2
JPMorgan Chase & Co.	Diversified Financial
	Services	2.9
Pfizer Inc.	Pharmaceuticals	2.8
AT&T Inc.	Integrated
	Telecommunication
	Services	2.8
Wells Fargo & Co.	Diversified Banks	2.5
Intel Corp.	Semiconductors	2.1
ConocoPhillips	Integrated Oil &
	Gas	1.8
Exxon Mobil Corp.	Integrated Oil &
	Gas	1.8
Procter & Gamble Co.	Household
	Products	1.8
Top Ten		24.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.29%.

8

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	6.22%	-0.47%	3.56%

See Financial Highlights for dividend and capital gains information.

9

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (8.8%)
	CBS Corp. Class B	138,400	4,693
	News Corp. Class A	219,100	4,314
	Macy’s Inc.	103,500	4,112
	Foot Locker Inc.	109,000	3,384
	Dillard’s Inc. Class A	51,200	3,227
	Time Warner Cable Inc.	38,700	3,154
	DISH Network Corp.
	Class A	89,530	2,948
	Movado Group Inc.	118,200	2,902
	Brinker International Inc.	104,600	2,882
	Walt Disney Co.	62,600	2,741
	Home Depot Inc.	47,000	2,365
	Penske Automotive Group
	Inc.	86,200	2,123
	Comcast Corp. Class A	58,189	1,746
	Ford Motor Co.	137,900	1,722
	Standard Motor Products
	Inc.	95,246	1,690
	Domino’s Pizza Inc.	45,900	1,666
	Dana Holding Corp.	79,300	1,229
	VF Corp.	4,300	628
*	Arctic Cat Inc.	7,900	338
			47,864
Consumer Staples (6.5%)
	Procter & Gamble Co.	147,269	9,898
	Lorillard Inc.	32,800	4,247
	Philip Morris International
	Inc.	47,650	4,222
	Coca-Cola Enterprises Inc.	102,500	2,932
	Kroger Co.	114,400	2,772
	Whole Foods Market Inc.	27,662	2,301
*	Constellation Brands Inc.
	Class A	86,100	2,031
	Kraft Foods Inc.	41,518	1,578
*	Smithfield Foods Inc.	68,300	1,505
	CVS Caremark Corp.	30,050	1,346
	Kimberly-Clark Corp.	13,700	1,012

			Market
			Value
		Shares	($000)
	Altria Group Inc.	19,400	599
*	Energizer Holdings Inc.	7,200	534
*	Spectrum Brands Holdings
	Inc.	7,500	262
	Reynolds American Inc.	2,500	104
			35,343
Energy (11.5%)
	Chevron Corp.	160,630	17,226
	ConocoPhillips	132,690	10,086
	Exxon Mobil Corp.	116,100	10,069
	Marathon Oil Corp.	139,937	4,436
	Occidental Petroleum Corp.	40,100	3,819
	Marathon Petroleum Corp.	85,168	3,693
	Valero Energy Corp.	129,540	3,338
*	Tesoro Corp.	113,100	3,036
*	Helix Energy Solutions
	Group Inc.	161,200	2,869
*	Parker Drilling Co.	253,400	1,513
	National Oilwell Varco Inc.	14,300	1,136
	Helmerich & Payne Inc.	12,400	669
*	Stone Energy Corp.	21,400	612
	Western Refining Inc.	22,500	423
			62,925
Financials (26.6%)
	JPMorgan Chase & Co.	349,240	16,058
	Wells Fargo & Co.	405,723	13,851
	US Bancorp	234,000	7,413
*	Berkshire Hathaway Inc.
	Class B	89,700	7,279
	Citigroup Inc.	195,061	7,129
	American Express Co.	82,900	4,797
	ACE Ltd.	64,000	4,685
	Chubb Corp.	62,300	4,306
	Discover Financial Services	128,100	4,271
	Lincoln National Corp.	141,100	3,719
	Bank of America Corp.	388,476	3,718
	Invesco Ltd.	139,300	3,715
	Fifth Third Bancorp	259,600	3,647
	Torchmark Corp.	70,300	3,504

10

U.S. Value Fund

			Market
			Value
		Shares	($000)
	KeyCorp	403,200	3,427
	PNC Financial Services
	Group Inc.	51,200	3,302
	Reinsurance Group of
	America Inc. Class A	50,100	2,979
	Ameriprise Financial Inc.	51,320	2,932
	Assurant Inc.	70,600	2,859
	Assured Guaranty Ltd.	166,100	2,744
*	NASDAQ OMX Group Inc.	105,700	2,738
	Allied World Assurance Co.
	Holdings AG	37,534	2,577
	American Financial Group
	Inc.	62,120	2,397
	HCP Inc.	55,800	2,202
	Health Care REIT Inc.	32,100	1,764
	Simon Property Group Inc.	11,900	1,734
	Kimco Realty Corp.	89,600	1,726
	Cash America International
	Inc.	34,600	1,658
	Taubman Centers Inc.	22,700	1,656
	Commerce Bancshares Inc.	37,380	1,515
	CME Group Inc.	5,200	1,505
	CBL & Associates Properties
	Inc.	78,200	1,480
	Goldman Sachs Group Inc.	11,217	1,395
	Hospitality Properties Trust	51,300	1,358
*	Strategic Hotels & Resorts
	Inc.	202,900	1,335
	Aflac Inc.	28,500	1,311
	Lexington Realty Trust	144,100	1,295
	Public Storage	8,700	1,202
	Omega Healthcare
	Investors Inc.	51,800	1,101
*	Forest City Enterprises Inc.
	Class A	67,400	1,055
	Pennsylvania REIT	57,500	878
	Douglas Emmett Inc.	35,100	801
	Nelnet Inc. Class A	30,600	793
	Brandywine Realty Trust	68,800	790
	Highwoods Properties Inc.	21,000	700
*	World Acceptance Corp.	10,300	631
	Post Properties Inc.	13,300	623
*	CNO Financial Group Inc.	63,000	490
	Webster Financial Corp.	11,000	249
	Equity Residential	2,700	169
	Annaly Capital Management
	Inc.	7,300	116
			145,579
Health Care (12.2%)
	Pfizer Inc.	679,525	15,398
	UnitedHealth Group Inc.	130,800	7,709
	Johnson & Johnson	112,450	7,417
	Bristol-Myers Squibb Co.	200,050	6,752
	Merck & Co. Inc.	154,101	5,918
	Eli Lilly & Co.	115,400	4,647

			Market
			Value
		Shares	($000)
	Aetna Inc.	85,300	4,279
	Humana Inc.	43,200	3,995
	Abbott Laboratories	53,700	3,291
	McKesson Corp.	30,300	2,659
*	Charles River Laboratories
	International Inc.	44,100	1,592
	Amgen Inc.	21,900	1,489
	AmerisourceBergen Corp.
	Class A	23,900	948
*	Jazz Pharmaceuticals plc	5,400	262
	Omnicare Inc.	7,300	260
			66,616
Industrials (10.1%)
	General Electric Co.	861,240	17,285
	Union Pacific Corp.	43,000	4,622
	Northrop Grumman Corp.	63,700	3,891
	Parker Hannifin Corp.	40,000	3,382
	Lockheed Martin Corp.	34,300	3,082
*	Delta Air Lines Inc.	307,200	3,044
*	United Rentals Inc.	65,600	2,814
*	Alaska Air Group Inc.	77,700	2,783
*	CNH Global NV	63,400	2,517
	Barnes Group Inc.	67,400	1,773
	Eaton Corp.	26,900	1,340
	Cummins Inc.	10,100	1,212
	Pitney Bowes Inc.	68,000	1,195
	General Dynamics Corp.	15,900	1,167
*	United Continental Holdings
	Inc.	53,800	1,157
*	AGCO Corp.	23,800	1,124
	Chicago Bridge & Iron
	Co. NV	25,000	1,080
	Cintas Corp.	20,600	806
*	Nielsen Holdings NV	20,000	603
*	Navigant Consulting Inc.	7,900	110
			54,987
Information Technology (9.7%)
	Intel Corp.	402,700	11,320
	Cisco Systems Inc.	382,700	8,094
	Motorola Solutions Inc.	77,842	3,957
*	Western Digital Corp.	91,300	3,779
*	Dell Inc.	197,400	3,277
*	LSI Corp.	376,200	3,265
	Jabil Circuit Inc.	120,000	3,014
	Fair Isaac Corp.	67,900	2,981
	Booz Allen Hamilton
	Holding Corp.	148,400	2,527
	KLA-Tencor Corp.	42,100	2,291
*	CACI International Inc.
	Class A	33,500	2,087
*	FEI Co.	32,900	1,616
	Hewlett-Packard Co.	45,900	1,094
*	Freescale Semiconductor
	Holdings I Ltd.	70,600	1,086

11

U.S. Value Fund

		Market
		Value
	Shares	($000)
International Business
Machines Corp.	5,000	1,043
* Entegris Inc.	86,500	808
* Motorola Mobility Holdings
Inc.	11,587	455
IAC/InterActiveCorp	4,300	211
* Novellus Systems Inc.	3,800	190
		53,095
Materials (3.3%)
International Paper Co.	111,200	3,903
CF Industries Holdings Inc.	16,800	3,069
* Rockwood Holdings Inc.	55,600	2,900
Eastman Chemical Co.	55,500	2,869
PPG Industries Inc.	26,800	2,567
Buckeye Technologies Inc.	49,637	1,686
LyondellBasell Industries
NV Class A	30,700	1,340
		18,334
Telecommunication Services (4.3%)
AT&T Inc.	484,210	15,122
Verizon Communications
Inc.	225,502	8,621
		23,743
Utilities (6.4%)
American Electric Power
Co. Inc.	101,200	3,904
Southern Co.	86,200	3,873
Public Service Enterprise
Group Inc.	110,600	3,386
DTE Energy Co.	60,900	3,351
Ameren Corp.	100,800	3,284
Pinnacle West Capital Corp.	63,600	3,046
TECO Energy Inc.	168,700	2,961
NorthWestern Corp.	77,500	2,748
Consolidated Edison Inc.	46,800	2,734
CMS Energy Corp.	91,300	2,009
Cleco Corp.	43,900	1,741
Alliant Energy Corp.	22,100	957
FirstEnergy Corp.	18,400	839
		34,833
Total Common Stocks
(Cost $469,625)		543,319

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
2	Vanguard Market Liquidity
	Fund, 0.123%	4,052,587	4,052

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3	Federal Home Loan Bank
	Discount Notes,
	0.130%, 7/20/12	100	100
[4,5]	Freddie Mac
	Discount Notes,
	0.100%, 4/30/12	100	100
[4,5]	Freddie Mac
	Discount Notes,
	0.135%, 8/6/12	100	100
			300
Total Temporary Cash Investments
(Cost $4,352)			4,352
Total Investments (100.2%)
(Cost $473,977)			547,671
Other Assets and Liabilities (-0.2%)
Other Assets			1,485
Liabilities			(2,720)
			(1,235)
Net Assets (100%)
Applicable to 47,915,960 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			546,436
Net Asset Value Per Share			$11.40

12

U.S. Value Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	679,991
Undistributed Net Investment Income	311
Accumulated Net Realized Losses	(207,587)
Unrealized Appreciation (Depreciation)
Investment Securities	73,694
Futures Contracts	27
Net Assets	546,436

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	6,609
Interest[2]	1
Total Income	6,610
Expenses
The Vanguard Group—Note B
Investment Advisory Services	170
Management and Administrative	505
Marketing and Distribution	49
Custodian Fees	8
Shareholders’ Reports	4
Total Expenses	736
Net Investment Income	5,874
Realized Net Gain (Loss)
Investment Securities Sold	13,327
Futures Contracts	383
Realized Net Gain (Loss)	13,710
Change in Unrealized Appreciation (Depreciation)
Investment Securities	99,009
Futures Contracts	76
Change in Unrealized Appreciation (Depreciation)	99,085
Net Increase (Decrease) in Net Assets Resulting from Operations	118,669
1 Dividends are net of foreign withholding taxes of $1,000.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,874	10,235
Realized Net Gain (Loss)	13,710	41,004
Change in Unrealized Appreciation (Depreciation)	99,085	(44,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	118,669	6,566
Distributions
Net Investment Income	(10,489)	(8,890)
Realized Capital Gain	—	—
Total Distributions	(10,489)	(8,890)
Capital Share Transactions
Issued	30,205	81,524
Issued in Lieu of Cash Distributions	9,952	8,472
Redeemed	(56,342)	(119,438)
Net Increase (Decrease) from Capital Share Transactions	(16,185)	(29,442)
Total Increase (Decrease)	91,995	(31,766)
Net Assets
Beginning of Period	454,441	486,207
End of Period[1]	546,436	454,441
1 Net Assets—End of Period includes undistributed net investment income of $311,000 and $4,926,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.20	$9.28	$8.84	$10.64	$15.41	$14.55
Investment Operations
Net Investment Income	.124	.207	.165	.200	.270[1]	.330
Net Realized and Unrealized
Gain (Loss) on Investments	2.294	(.112)	.455	(1.702)	(3.180)	1.170
Total from Investment Operations	2.418	.095	.620	(1.502)	(2.910)	1.500
Distributions
Dividends from Net Investment Income	(.218)	(.175)	(.180)	(.298)	(.350)	(.230)
Distributions from Realized Capital Gains	—	—	—	—	(1.510)	(.410)
Total Distributions	(.218)	(.175)	(.180)	(.298)	(1.860)	(.640)
Net Asset Value, End of Period	$11.40	$9.20	$9.28	$8.84	$10.64	$15.41

Total Return[2]	26.66%	0.89%	7.09%	-13.68%	-20.65%	10.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$546	$454	$486	$520	$727	$1,406
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.29%	0.41%	0.52%	0.37%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.32%	1.95%	1.74%	2.38%	2.18%	2.09%
Portfolio Turnover Rate	58%	60%	73%	74%	86%	114%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.04%, 0.09%, (0.02%), and (0.09%).
Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $79,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

U.S. Value Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	543,319	—	—
Temporary Cash Investments	4,052	300	—
Futures Contracts—Assets[1]	11	—	—
Total	547,382	300	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2012	45	3,157	27

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $221,800,000 to offset future net capital gains of $67,509,000 through September 30, 2017, and $154,291,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

18

U.S. Value Fund

At March 31, 2012, the cost of investment securities for tax purposes was $473,977,000. Net unrealized appreciation of investment securities for tax purposes was $73,694,000, consisting of unrealized gains of $88,003,000 on securities that had risen in value since their purchase and $14,309,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $145,634,000 of investment securities and sold $167,245,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	2,884	7,808
Issued in Lieu of Cash Distributions	1,011	853
Redeemed	(5,401)	(11,609)
Net Increase (Decrease) in Shares Outstanding	(1,506)	(2,948)

H. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,266.58	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.55	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard— through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and the fund’s peer group. The board concluded that since Vanguard began managing the fund in 2008, the fund has performed in line with expectations and its performance results have been competitive versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
IndependentTrustees	Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
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© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052012

Semiannual Report | March 31, 2012

Vanguard Capital Value Fund

> Vanguard Capital Value Fund returned 32% for the six months ended March 31, 2012, significantly better than the return of its benchmark and the average return of its peers.

> The broad U.S. stock market posted a six-month return of more than 26% as optimistic investors were encouraged by the U.S. economy’s growth and some diminishment of Europe’s debt troubles.

> Strong stock choices, mostly notably in the financial and energy sectors, boosted the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Capital Value Fund	32.00%
Russell 3000 Value Index	25.97
Multi-Cap Value Funds Average	25.92
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$8.59	$11.04	$0.100	$0.140

Chairman’s Letter

Dear Shareholder,

Surging markets and skillful stock-picking by the fund’s advisor powered Vanguard Capital Value Fund to a return of 32% for the six months ended March 31, 2012. The fund’s result exceeded that of its benchmark index, the Russell 3000 Value Index, as well as the average return of its multi-capitalization value fund peers; both of these comparative standards returned about 26% for the half-year.

Although we have great confidence in the fund’s long-term prospects, please note that our expectations are far more modest than the fund’s exceptional six-month return. Historically, there have been wide gaps––both positive and negative––between the fund’s performance and that of its benchmark and peers. Wellington Management Company, the fund’s advisor, looks for stocks that it believes have unrecognized value, and it pursues its quarry across all segments of the U.S. stock market. Astute choices in a variety of sectors were crucial to the fund’s success over the recent period.

A surge of optimism fueled
a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned about 15%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the

United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis,
six-month returns were subdued
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Financial, energy stocks
were key to the fund’s success
Although value stocks trailed their growth counterparts over the six-month period, the Capital Value Fund’s strong performance was fueled by the advisor’s investments in a handful of sectors. Eight of the fund’s ten industry sectors

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

recorded positive returns, and only one––consumer staples––restrained performance relative to the benchmark.

The fund’s aggressive, opportunistic approach to the stock market has recently led it into some of the market’s more economically sensitive sectors. It hasn’t waded as deep into defensive areas such as utilities. This approach served the fund well over the recent reporting period. As investors have accepted more risk over the past few months, the fund has benefited from the positions it built during last summer’s market turmoil.

Financials, the fund’s largest sector allocation, was also its most productive. The portfolio’s financial stocks, which had been beaten down by the European debt crisis and regulatory concerns last summer, returned more than 40% for the period as the troubles in Europe subsided a bit and the U.S. economy showed meaningful growth.

Well-managed companies that navigated the financial crisis and subsequent regulatory challenges emerged as standouts. Giant diversified financial services firms and commercial banks drove returns as they reduced their risk, increased revenue, and strengthened their balance sheets.

The fund’s energy stocks also rebounded strongly, posting returns of about 37%. The advisor’s heavy commitment to several companies that made breakthroughs in oil production boosted results.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Capital Value Fund	0.58%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.62%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Value Funds.

The fund’s oil and gas exploration and production holdings more than offset the absence of the strongly performing giant integrated oil and gas companies from the portfolio.

Both the information technology and consumer discretionary sectors made notable contributions to the fund’s performance. The fund’s IT and consumer discretionary holdings returned about 27% and 35%, respectively, for the period; moreover, the fund’s exposure to both sectors was much greater than that of the benchmark index.

Internet, software, computer, and IT services companies recorded double-digit returns, largely because of the popularity of smartphones and tablet computers and their peripheral products and services. Gains were also broad-based within consumer discretionary as homebuilders, cable corporations, auto parts suppliers, and fashion companies were among the leaders.

At the same time, solid stock choices helped the fund’s allocations to industrials, materials, and health care produce double-digit returns. The advisor’s decisions in the consumer staples sector weren’t as generously rewarded.

Look to investing basics
when building a portfolio
Sector laggards turned into leaders over the last six months as the stock market resumed its ascent after enduring a second straight summer of volatility. But nobody has a crystal ball that tells them which way the market is headed or when the next dip or climb will arrive.

That’s why, at Vanguard, we advocate focusing on the long term and recognizing that the market’s highs and lows are an inevitable part of investing. We believe that the best way to do this is to create a diversified and balanced portfolio that includes a mix of stock, bond, and money market funds tailored to your unique goals, time horizon, and risk tolerance.

A Vanguard research paper—Recent Stock Market Volatility: Extraordinary or “Ordinary”?—that can be found at vanguard.com/research explains that investors with balanced, diversified portfolios have experienced lower levels of volatility than the headlines would suggest.

With its experienced investment management team and low costs, the Capital Value Fund can play a valuable supporting role in a diversified portfolio for investors who are comfortable holding a fund with an aggressive, opportunistic approach to the stock market.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2012

Advisor’s Report

For the fiscal half-year ended March 31, the Capital Value Fund returned 32%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the six months and of how their portfolio positioning reflects this assessment. These comments were prepared on April 18, 2012.

Portfolio Manager:
Peter I. Higgins, CFA
Senior Vice President

Our investment approach is to identify stocks that possess considerable potential because of their compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could have an impact on our investment thesis. We believe that in the short term, the markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Our investment results in the fiscal half-year benefited from strong stock selection in the energy, consumer discretionary, and financial sectors. Among the top contributors were Cobalt International Energy, PulteGroup, Brunswick, Bank of America, and United Rentals. We purchased oil exploration and production company Cobalt for its enormous exposure to the Angolan pre-salt oil play, where Cobalt is the leading independent player. Initial results from Cobalt’s first well in the region are very promising and give us increased confidence in our holdings. We established our position in home builder PulteGroup last fall as the shares were under considerable selling pressure. We believe that housing sentiment has been overly bearish with housing starts extremely depressed and at less than half of what we believe are more normalized levels.

Brunswick is a manufacturer of marine engines, boats, and other recreational equipment. We have owned Brunswick for its underappreciated earnings leverage to a turn in the boating market and its swift reaction to the steep downturn that has plagued the boating industry over the past several years. The shares have performed well and, while we continue to see strong upside, we have reduced our position size. Bank of America’s shares were hit very hard in 2011 and some of the strong gains of 2012 reflect a normal snapback. Also, the market was overly bearish on the earnings power and capital needs of the bank, and those concerns are dissipating. Equipment rental operator United Rentals benefited from the secular shift from purchasing construction equipment toward renting. Because the shares approached our target price, we eliminated our position.

Our worst-performing stocks during the period were within consumer staples. Green Mountain Coffee was the biggest detractor, with investors worrying that the company will lose market share to private label competitors when some patents on its K-Cups expire in the fall. We also own snack food company Diamond Foods, which is facing an SEC investigation that has led its chief executive officer and chief financial officer to resign. While Diamond Foods’ stock has suffered, we continue to own the shares, as the company controls some of the fastest-growing brands in the snack foods category and we believe that it could be an acquisition candidate by a larger player.

As of the end of the period, our largest sector overweightings are in consumer discretionary, materials, energy, and information technology. In consumer discretionary, we established a new position in Abercrombie & Fitch, and added to our positions in GameStop and PulteGroup. In materials, we have added to Louisiana Pacific as an investment in the depressed housing market. In addition, we increased our position in Molycorp, a leading U.S. rare earths producer. Within energy, we have purchased Cameco, a uranium producer, amid indications that Japan may restart many of its nuclear plants this summer and also because of the continued strong growth of nuclear plant development in emerging markets such as China.

The markets have experienced a strong start to 2012. We continue to find compelling ideas with considerable upside potential, but the direction of the market is less clear in the short term. Still, we remain fully invested, as we don’t try to forecast the market but instead seek out market inefficiencies. The portfolio continues to trade at a discount to the market price/earnings despite having considerably stronger growth prospects. We remain confident that the portfolio is poised to do well in the longer term.

Portfolio Manager:
David W. Palmer, CFA
Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, either on current earnings or on those we expect within a reasonable investment horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

During the first half of the fiscal year, equity markets took heart from a positive inflection in U.S. leading macroeconomic indicators, and from the European Central Bank’s launch of the three-year LTRO financing facility, which offered liquidity to banks in that region. Consensus expectations for S&P 500 Index earnings estimates initially drifted downward, but stabilized in early 2012 and moved slightly higher by the end of the period. The market advance was paced by consumer discretionary and financials, as well as other economically sensitive sectors.

At the other end of the spectrum, the defensive utilities, telecommunication services, and consumer staples sectors lagged the performance of the Russell 3000 Value Index.

Stock selection within the portfolio was strongest in the financial, materials, and industrial sectors; it was weakest in information technology and consumer discretionary. Results within the energy sector were mixed, as very strong performances from some stocks were offset by disappointing returns in others.

The largest contributor to relative performance for the half-year came from Cobalt International Energy, a holder of substantial offshore exploration acreage in both the Gulf of Mexico and West African basins. Shares nearly quadrupled during the six months. We continue to hold our position, as the stock still appears highly attractive relative to a risk-adjusted appraisal of its prospect inventory. Specialty chemicals manufacturer Cabot exceeded earnings expectations on improving pricing, with the company pointing to initial signs of customer inventory restocking of chemicals for tires and industrial uses.

Within financials, the sector that provided the strongest boost to portfolio performance, we saw sharp price appreciation in holdings of Wells Fargo, BB&T, Bank of America, and JPMorgan Chase as investors became more comfortable with capital levels, asset growth, and real estate exposures. We trimmed the bank weighting as deep discounts to historical multiples of earnings and book value narrowed, but all four remained in the portfolio at the end of the period.

Among stocks that hindered results, natural gas producer Southwestern Energy lagged the overall upward move in energy, as a remarkably warm winter in the United States, combined with strong growth in supply from onshore shales, ballooned gas storage inventories and pressured prices. We expect normalization of weather patterns and a decline in gas drilling to rebalance the market and return Southwestern’s low-cost Fayetteville and Marcellus Shale production to profit, but we realize this process will take time. Oilfield tools and services provider Baker Hughes revised earnings guidance lower as it struggled with execution issues and declining pricing in the oversupplied North American market for pressure pumping services.

Apparel and home retailer Kohl’s appreciated in absolute terms, but lagged the strong move of the consumer discretionary group, as unimpressive same-store sales and a pricing reset in several key categories weighed on earnings prospects. We see a path to improved sales results in coming quarters through these sharper price points, more compelling apparel offerings, and better inventory management, while the earnings multiple puts the shares at a notable discount to the broad market.

While media and investor attention has recently turned to debates about sustainability of the recent advance, the approaching elections, and everything Apple, we continue to search for bargains among the ranks of the market’s undervalued and underappreciated companies.

Newly initiated positions include energy services leader Halliburton, lumber and panels producer Weyerhaeuser, propane gas distributer UGI, and media giant Time Warner, among others. As always, we seek to offer shareholders a diversified portfolio of attractive opportunities with both discounted valuation and the staying power to persist through the full market cycle, bust as well as boom.

Capital Value Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	134	1,993	3,716
Median Market Cap	$8.8B	$33.9B	$35.6B
Price/Earnings Ratio	18.1x	15.8x	17.1x
Price/Book Ratio	1.7x	1.5x	2.3x
Return on Equity	12.7%	12.1%	18.1%
Earnings Growth Rate	5.9%	0.9%	8.5%
Dividend Yield	1.4%	2.4%	1.9%
Foreign Holdings	15.5%	0.0%	0.0%
Turnover Rate
(Annualized)	132%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.58%	—	—
30-Day SEC Yield	0.69%	—	—
Short-Term Reserves	1.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	16.1%	9.5%	12.0%
Consumer Staples	5.5	7.3	9.4
Energy	15.2	11.1	10.5
Financials	19.2	27.6	15.9
Health Care	10.1	11.8	11.5
Industrials	5.5	9.7	11.0
Information
Technology	18.0	9.2	19.8
Materials	8.5	2.8	4.0
Telecommunication
Services	0.4	4.1	2.5
Utilities	1.5	6.9	3.4

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.91	0.91
Beta	1.47	1.52
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cobalt International	Oil & Gas
Energy Inc.	Exploration &
	Production	3.4%
Bank of America Corp.	Diversified Financial
	Services	3.3
JPMorgan Chase & Co.	Diversified Financial
	Services	2.6
Wells Fargo & Co.	Diversified Banks	2.1
Methanex Corp.	Commodity
	Chemicals	1.9
Merck & Co. Inc.	Pharmaceuticals	1.8
Chesapeake Energy	Oil & Gas
Corp.	Exploration &
	Production	1.6
Kohl's Corp.	Department Stores	1.6
Molycorp Inc.	Diversified Metals
	& Mining	1.6
Focus Media Holding
Ltd. ADR	Advertising	1.5
Top Ten		21.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.62%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	-5.43%	0.40%	4.73%

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.8%)
Consumer Discretionary (15.6%)
	Kohl’s Corp.	246,000	12,307
	Focus Media
	Holding Ltd. ADR	483,475	12,145
*	PulteGroup Inc.	1,317,565	11,660
*	Amazon.com Inc.	53,790	10,893
^	GameStop Corp. Class A	427,470	9,336
	Abercrombie & Fitch Co.	188,000	9,327
*,1	Buck Holdings LP
	Private Placement	NA	8,347
*	Liz Claiborne Inc.	612,897	8,188
	Rent-A-Center Inc.	190,190	7,180
	Dana Holding Corp.	455,530	7,061
	Brunswick Corp.	211,335	5,442
	DeVry Inc.	134,400	4,552
	Time Warner Inc.	104,600	3,949
*	Deckers Outdoor Corp.	56,700	3,575
	Comcast Corp. Class A	108,100	3,244
	Target Corp.	42,700	2,488
*,1	Allstar Co-Invest LLC
	Private Placement	NA	1,706
	Lowe’s Cos. Inc.	53,000	1,663
			123,063
Consumer Staples (5.5%)
	Molson Coors Brewing Co.
	Class B	200,400	9,068
	Archer-Daniels-Midland Co.	252,000	7,978
*	Green Mountain Coffee
	Roasters Inc.	112,400	5,265
	Maple Leaf Foods Inc.	441,300	5,261
^	Diamond Foods Inc.	212,850	4,857
	Dr Pepper Snapple
	Group Inc.	90,000	3,619
*	Energizer Holdings Inc.	47,400	3,516
	Danone	48,039	3,351
			42,915

			Market
			Value•
		Shares	($000)
Energy (15.0%)
*	Cobalt International
	Energy Inc.	893,840	26,842
	Chesapeake Energy Corp.	543,095	12,583
	Halliburton Co.	252,900	8,394
	Baker Hughes Inc.	174,700	7,327
*	Southwestern Energy Co.	220,500	6,747
*	Alpha Natural
	Resources Inc.	428,649	6,520
	Consol Energy Inc.	186,125	6,347
	Inpex Corp.	888	6,038
^	Cameco Corp.	274,400	5,897
*	Petroleum Geo-
	Services ASA	391,925	5,739
*	Newfield Exploration Co.	123,505	4,283
	Canadian Natural
	Resources Ltd.	103,500	3,434
*	Uranium One Inc.	1,160,500	3,223
	Noble Corp.	80,200	3,005
	Statoil ASA ADR	101,100	2,741
*	Ultra Petroleum Corp.	113,700	2,573
*	Lone Pine Resources Inc.	344,900	2,242
	Tsakos Energy
	Navigation Ltd.	242,700	2,107
	Apache Corp.	20,000	2,009
			118,051
Financials (19.0%)
	Bank of America Corp.	2,706,017	25,897
	JPMorgan Chase & Co.	437,440	20,114
	Wells Fargo & Co.	475,300	16,227
	Goldman Sachs Group Inc.	76,000	9,452
	Unum Group	386,000	9,449
	Principal Financial
	Group Inc.	234,100	6,908
	BlackRock Inc.	32,100	6,577
	Reinsurance Group of
	America Inc. Class A	108,000	6,423
*	Swiss Re AG	81,759	5,221

Capital Value Fund

			Market
			Value
		Shares	($000)
*	NASDAQ OMX Group Inc.	198,500	5,141
	BB&T Corp.	161,900	5,082
	Weyerhaeuser Co.	217,900	4,776
	Everest Re Group Ltd.	51,600	4,774
	Progressive Corp.	173,900	4,031
	Ameriprise Financial Inc.	64,875	3,706
	NYSE Euronext	122,700	3,682
	StanCorp Financial
	Group Inc.	77,700	3,181
*	Genworth Financial Inc.
	Class A	285,960	2,379
	Hatteras Financial Corp.	81,600	2,277
	Fifth Third Bancorp	157,100	2,207
	Barclays plc	308,285	1,162
*	UBS AG	61,265	859
			149,525
Health Care (10.0%)
	Merck & Co. Inc.	373,200	14,331
*	Elan Corp. plc ADR	607,495	9,118
	Medtronic Inc.	215,400	8,442
	Roche Holding AG	47,898	8,336
	Universal Health
	Services Inc. Class B	170,700	7,154
*	WuXi PharmaTech
	Cayman Inc. ADR	357,100	5,142
*	Gilead Sciences Inc.	100,300	4,900
	Covidien plc	67,800	3,707
*	AVANIR
	Pharmaceuticals Inc.	952,500	3,258
	Almirall SA	366,729	3,195
*,^	Novavax Inc.	2,297,050	2,894
	Agilent Technologies Inc.	64,100	2,853
	Daiichi Sankyo Co. Ltd.	145,900	2,667
*	Seattle Genetics Inc.	113,700	2,317
*	Novavax Inc. Warrants
	Exp. 08/31/2013	401,850	—
			78,314
Industrials (5.5%)
*	United Continental
	Holdings Inc.	331,345	7,124
*	Delta Air Lines Inc.	513,720	5,091
*	Meritor Inc.	501,400	4,046
	United Parcel Service Inc.
	Class B	49,600	4,004
	Toll Holdings Ltd.	655,580	3,998
	Knight Transportation Inc.	225,000	3,973
	L-3 Communications
	Holdings Inc.	52,700	3,730
	Pentair Inc.	59,300	2,823
	General Dynamics Corp.	37,400	2,744
	PACCAR Inc.	53,100	2,487
	Knoll Inc.	102,000	1,697
	AirAsia Bhd.	1,268,755	1,430
			43,147

			Market
			Value
		Shares	($000)
Information Technology (17.9%)
*	Acme Packet Inc.	428,630	11,796
*	Apple Inc.	18,135	10,871
*	Rovi Corp.	300,320	9,775
	Activision Blizzard Inc.	722,765	9,266
	Western Union Co.	484,400	8,525
*	eBay Inc.	197,915	7,301
*	JDS Uniphase Corp.	488,080	7,072
	Booz Allen Hamilton
	Holding Corp.	370,267	6,306
	Harris Corp.	139,200	6,275
	Jabil Circuit Inc.	230,070	5,779
*	SanDisk Corp.	106,300	5,271
*	Universal Display Corp.	144,100	5,264
*	Flextronics
	International Ltd.	722,800	5,226
*	RF Micro Devices Inc.	1,040,615	5,182
*	Juniper Networks Inc.	223,500	5,114
*	TiVo Inc.	412,505	4,946
	Cisco Systems Inc.	203,400	4,302
	Paychex Inc.	126,700	3,926
*	Cree Inc.	119,300	3,774
	Microsoft Corp.	113,700	3,667
*	Electronic Arts Inc.	162,635	2,680
*	ON Semiconductor Corp.	292,060	2,632
	Oracle Corp.	86,800	2,531
	Corning Inc.	132,800	1,870
*	Micron Technology Inc.	126,250	1,023
			140,374
Materials (8.4%)
	Methanex Corp.	462,135	14,987
*,^	Molycorp Inc.	363,000	12,280
*	Louisiana-Pacific Corp.	1,199,445	11,215
	Barrick Gold Corp.	210,920	9,171
	Akzo Nobel NV	68,198	4,028
	Mosaic Co.	55,900	3,091
	Cabot Corp.	68,800	2,936
	Celanese Corp. Class A	63,100	2,914
*	Detour Gold Corp.	84,230	2,100
	Sealed Air Corp.	103,200	1,993
	Freeport-McMoRan
	Copper & Gold Inc.	35,345	1,345
			66,060
Telecommunication Services (0.4%)
*	Clearwire Corp. Class A	1,270,600	2,897

Utilities (1.5%)
	Entergy Corp.	93,200	6,263
	UGI Corp.	134,400	3,663
	NV Energy Inc.	93,500	1,507
			11,433
Total Common Stocks
(Cost $708,879)			775,779

Capital Value Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.8%)
Money Market Fund (2.3%)
[2,3] Vanguard Market Liquidity
Fund, 0.123%	17,934,800	17,935

	Face
	Amount
	($000)
Repurchase Agreements (1.5%)
Credit Suisse Securities
(USA), LLC 0.080%,
4/2/12 (Dated 3/30/11,
Repurchase Value
$8,900,000,
collateralized by U.S.
Treasury Note/Bond,
3.625%, 2/15/21)	8,900	8,900
Deutsche Bank Securities,
Inc. 0.100%, 4/2/12
(Dated 3/30/11,
Repurchase Value
$2,600,000, collateralized
by Federal National
Mortgage Assn.,
5.000%, 5/1/40)	2,600	2,600
		11,500
Total Temporary Cash Investments
(Cost $29,435)		29,435
Total Investments (102.6%)
(Cost $738,314)		805,214
Other Assets and Liabilities (-2.6%)
Other Assets		12,638
Liabilities[3]		(33,155)
		(20,517)
Net Assets (100%)
Applicable to 71,077,198 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		784,697
Net Asset Value Per Share		$11.04

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	736,904
Undistributed Net Investment Income	87
Accumulated Net Realized Losses	(19,192)
Unrealized Appreciation (Depreciation)
Investment Securities	66,900
Foreign Currencies	(2)
Net Assets	784,697

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $16,794,000.
1 Restricted securities totaling $10,053,000, representing 1.3% of net assets. Shares not applicable for these private placements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $17,935,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	4,759
Interest	5
Security Lending	199
Total Income	4,963
Expenses
Investment Advisory Fees—Note B
Basic Fee	761
Performance Adjustment	549
The Vanguard Group—Note C
Management and Administrative	705
Marketing and Distribution	81
Custodian Fees	33
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	2,137
Expenses Paid Indirectly	(17)
Net Expenses	2,120
Net Investment Income	2,843
Realized Net Gain (Loss)
Investment Securities Sold	(13,978)
Foreign Currencies	(26)
Realized Net Gain (Loss)	(14,004)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	197,176
Foreign Currencies	(11)
Change in Unrealized Appreciation (Depreciation)	197,165
Net Increase (Decrease) in Net Assets Resulting from Operations	186,004
1 Dividends are net of foreign withholding taxes of $102,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,843	7,532
Realized Net Gain (Loss)	(14,004)	76,966
Change in Unrealized Appreciation (Depreciation)	197,165	(172,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	186,004	(88,110)
Distributions
Net Investment Income	(6,793)	(5,877)
Realized Capital Gain	(9,510)	—
Total Distributions	(16,303)	(5,877)
Capital Share Transactions
Issued	108,094	434,140
Issued in Lieu of Cash Distributions	15,495	5,610
Redeemed	(121,329)	(426,141)
Net Increase (Decrease) from Capital Share Transactions	2,260	13,609
Total Increase (Decrease)	171,961	(80,378)
Net Assets
Beginning of Period	612,736	693,114
End of Period[1]	784,697	612,736
1 Net Assets—End of Period includes undistributed net investment income of $87,000 and $4,063,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.59	$9.62	$8.60	$6.75	$13.52	$12.40
Investment Operations
Net Investment Income	.045	.109	.066	.046	.090	.160
Net Realized and Unrealized Gain (Loss)
on Investments	2.645	(1.054)	.987	1.883	(5.304)	2.157
Total from Investment Operations	2.690	(.945)	1.053	1.929	(5.214)	2.317
Distributions
Dividends from Net Investment Income	(.100)	(.085)	(.033)	(.079)	(.130)	(.130)
Distributions from Realized Capital Gains	(.140)	—	—	—	(1.426)	(1.067)
Total Distributions	(.240)	(.085)	(.033)	(.079)	(1.556)	(1.197)
Net Asset Value, End of Period	$11.04	$8.59	$9.62	$8.60	$6.75	$13.52

Total Return[1]	32.00%	-10.00%	12.26%	29.47%	-42.40%	19.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$785	$613	$693	$743	$359	$670
Ratio of Total Expenses to
Average Net Assets[2]	0.62%	0.58%	0.44%	0.45%	0.45%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.83%	0.87%	0.65%	0.78%	0.88%	1.23%
Portfolio Turnover Rate	132%	149%	211%	300%	186%	56%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.16%, 0.11%, (0.02%), (0.06%), (0.02%), and 0.06%.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard

Capital Value Fund

Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the six months ended March 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before an increase of $549,000 (0.16%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $111,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2012, these arrangements reduced the fund’s expenses by $17,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). These inputs may include the fund’s cost basis for recently acquired investments, market values of relevant reference assets, and adjustments based on liquidity or estimated disposal costs.

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	719,702	46,024	10,053
Temporary Cash Investments	17,935	11,500	—
Total	737,637	57,524	10,053

Capital Value Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2011	11,691
Transfers out of Level 3	(3,818)
Change in Unrealized Appreciation (Depreciation)	2,180
Balance as of March 31, 2012	10,053

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2012, the fund realized net foreign currency losses of $26,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2012, the cost of investment securities for tax purposes was $738,314,000. Net unrealized appreciation of investment securities for tax purposes was $66,900,000, consisting of unrealized gains of $112,718,000 on securities that had risen in value since their purchase and $45,818,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2012, the fund purchased $448,586,000 of investment securities and sold $458,619,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	10,427	38,068
Issued in Lieu of Cash Distributions	1,747	520
Redeemed	(12,415)	(39,354)
Net Increase (Decrease) in Shares Outstanding	(241)	(766)

I. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,319.99	$3.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.90	3.13

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.62%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a relatively concentrated portfolio of undervalued stocks across the capitalization spectrum. Using an opportunistic approach, two portfolio managers invest in out-of-favor stocks that offer longer-term earnings growth projections comparable to those of the market averages. The advisor relies on the depth and experience of its industry analysts to uncover stocks that are undervalued relative to their potential earnings prospects, asset values, or dividends. The firm has advised the fund since the fund’s inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in a disciplined fashion, and that its long-term performance results have been competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
IndependentTrustees	Constitution Center; Chair of the Presidential
Emerson U. Fullwood	Commission for the Study of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 22, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.